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                           AHA INVESTMENT FUNDS, INC.
                     LIMITED MATURITY FIXED INCOME PORTFOLIO
                      FULL MATURITY FIXED INCOME PORTFOLIO
                          DIVERSIFIED EQUITY PORTFOLIO
                               BALANCED PORTFOLIO

                                  Supplement to
                        Prospectus Dated November 1, 2000

         On February 1, 2001, Hewitt Associates LLC ("Hewitt"), which serves as the investment consultant of AHA Investment Funds, Inc. (the "Fund"), entered into an agreement with CCM Advisors, LLC ("CCMA") pursuant to which CCMA will purchase the assets of Hewitt relating to the operations of the Fund and the AHA Investment Program (the "Program").

         This transaction is subject to various conditions, including a condition that the Fund enter into a new corporate management agreement with CCMA (the "New Agreement"). The New Agreement must be approved by shareholders of the Fund. The transaction is also subject to a condition that CCMA enter into an agreement with the American Hospital Association and one of its affiliates relating to the Program and use of the AHA name and service marks by CCMA in connection with the Program. This agreement was entered into on February 13, 2001.

         If consummated, the transaction will result in CCMA replacing Hewitt as the Fund's investment consultant. CCMA is a majority-owned subsidiary of Convergent Capital Management Inc., a company that owns and maintains ownership interests (including majority ownership interests) in asset management firms that provide investment advisory services to institutional and individual accounts having assets in excess of $12 billion as of December 31, 2000.

         The Board of Directors of the Fund has carefully considered the terms of the transaction and the qualifications of CCMA to serve as the Fund's investment consultant. Based on its consideration and evaluation of all relevant factors, the Board of Directors, including the directors who are not "interested persons" (as defined by the Investment Company Act of 1940) of Hewitt or CCMA, unanimously approved the New Agreement, subject to Hewitt and CCMA entering into the agreements noted above, and has recommended that shareholders approve the New Agreement. The New Agreement is the same in all material respects as the Fund's current corporate management agreement with Hewitt. A special meeting of shareholders of the Fund to vote on the New Agreement and certain other matters will be held on February 28, 2001.

         If shareholders of the Fund approve the New Agreement, it is expected that the transaction between Hewitt and CCMA will be effected on or about March 1, 2001, at which time CCMA will assume responsibility for providing investment consulting and various other services to the Fund and to participants in the Program. There will be no change in fees paid by participants in the Program or in the scope of services provided to the Fund or to Program participants as a result of the transaction.

                THE DATE OF THIS SUPPLEMENT IS FEBRUARY 13, 2001.



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